Exhibit 99.2 Q1 2020 EARNINGS Supplemental Materials April 30, 2020

Forward-looking Statements Statements in these supplemental materials that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward- looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: the impact of the COVID-19 pandemic on the economy, our clients and client demand for our services, and our ability to sell and provide services, including the measures taken by governmental authorities and businesses in response to the pandemic, which may cause or contribute to other risks and uncertainties that we face; failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10- K for the year ended December 31, 2019, and under "Item 1A. Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason. © 2020 Huron Consulting Group Inc. and affiliates. 2

Reconciliations Of Non-GAAP Measures To Comparable GAAP Measures In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non- GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. © 2020 Huron Consulting Group Inc. and affiliates. 3

Overview of Supplemental Materials Given the continuous evolution of the global COVID-19 pandemic and the current level of volatility in the economy, we wanted to provide additional detail about how we believe these factors could impact Huron across various scenarios, understanding that the individual factors within each case provided may evolve at a different pace. These supplemental materials provide complementary information to the commentary provided on the Company’s Q1 2020 earnings webcast held on April 30, 2020. The information included in these supplemental materials should be reviewed in conjunction with the transcript and/or recording from the Company’s most recent earnings webcast and not on a standalone basis. © 2020 Huron Consulting Group Inc. and affiliates. 4

Scenario #1 – Base Case Considerations

Base Case Assumptions

The U.S. economy begins to stabilize in the third and fourth quarters of 2020, and the re-opening of the U.S. economy is slow and uneven due to sporadic resurgences of COVID-19.

Anticipated Market Conditions

Healthcare:

- As the U.S. healthcare industry begins to stabilize, healthcare providers will recover at an uneven pace as some regional providers remain focused on emergency response for a longer duration in 2020 while others begin to transition to address financial shortfalls.

Education:

- Higher education institutions face a myriad of strategic, financial and operational pressures that persist through the Fall term, exacerbating uncertainty related to revenue shortfalls and negative returns for endowments.

Across Industries:

- Demand will increase for services focused on supporting distressed businesses as clients look to raise capital, reorganize and restructure operations beginning in Q2.
- There is continued pressure for digital transformation and technology-enabled operations as businesses rethink how work gets done in a post-pandemic environment and how they engage customers in response to the evolving competitive landscape.
- Clients begin recovery and delay strategy-focused projects until Q4 2020 or 2021 as they begin to consider operating in the "new normal" and in an increasingly competitive environment.

Near-term Impacts on Huron

- Significant Q2 and/or Q3 2020 declines in utilization in the Healthcare and Education segments and in our strategy-focused practices within the Business Advisory segment.
- Steady utilization throughout 2020 in our ES&A (technology) and Business Advisory (restructuring and turnaround) practices.

- Sales pipeline conversion and companywide utilization begins to recover in Q4 2020 with an expectation that demand returns to pre-COVID-19 levels in early 2021.

- Lost revenue during Q2 to Q4 2020 is partially offset (roughly 50% of the revenue shortfall) by decreased spending, inclusive of discretionary bonus pool adjustments, reductions in travel and meeting expense, and declines in capital investments.

- Higher interest expense due to the draw down of the revolver.
- Higher effective tax rate due to lower pre-tax income.

- Net leverage ratio, as defined in our senior bank agreement, adjusted to include cash on hand, peaks around 3.0x trailing twelve month adjusted EBITDA during 2020.
- Free Cash Flow is positive over the last three quarters of 2020.

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Scenario #2 – Optimistic Case Considerations

Optimistic Case Assumptions

The U.S. economy begins to stabilize in the second quarter of 2020 as social distancing guidelines are relaxed and new cases of COVID-19 significantly decline across the majority of the United States.

Anticipated Market Conditions

Healthcare:

- U.S. healthcare providers remain focused on COVID-19 response through Q2 and emerge in the back half of 2020 facing severe financial pressures. As providers move into recovery, they begin to address the need to evolve their strategies and care delivery models to position themselves to best compete in a post-pandemic environment.

Education:

- Higher education institutions remain focused on triaging immediate operational issues and financial pressures in Q2 but emerge in the back half of 2020 facing significant economic pressures and a more challenged business model.

Across Industries:

- Demand will increase for services focused on supporting distressed businesses as clients look to raise capital, reorganize and restructure operations beginning in Q2.
- There is continued pressure for digital transformation and technology-enabled operations as businesses rethink how work gets done in a post-pandemic environment and how they engage customers in response to the evolving competitive landscape.
- Clients begin recovery and strategy-focused projects beginning in Q2 or Q3 2020 as they begin to consider operating in the "new normal" and in an increasingly competitive environment.

Near-term Impacts on Huron

- Significant Q2 2020 declines in utilization in the Healthcare and Education segments and in our strategy-focused practices within the Business Advisory segment.
- Steady utilization throughout 2020 in our ES&A (technology) and Business Advisory (restructuring and turnaround) practices.

- Sales pipeline conversion and companywide utilization begins to recover in the second half of Q3 and returning to near normal levels in Q4, with an expectation that 2021 demand is similar to pre-COVID-19 expectations for 2020.

- Lost revenue during Q2 to Q4 2020 is partially offset (roughly 50% of the revenue shortfall) by decreased spending, inclusive of discretionary bonus pool adjustments, reductions in travel and meeting expense, and declines in capital investments.

- Higher interest expense due to the draw down of the revolver.
- Higher effective tax rate due to lower pre-tax income.

- Net leverage ratio, as defined in our senior bank agreement, adjusted to include cash on hand, peaks around 2.5x trailing twelve month adjusted EBITDA during 2020.
- Free Cash Flow is positive over the last three quarters of 2020.

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Scenario #3 – Pessimistic Case Considerations

Pessimistic Case Assumptions

The U.S. economy begins to stabilize in 2021 as the re-opening of the U.S. economy is hindered by significant resurgences of COVID-19 throughout 2020.

Anticipated Market Conditions

Healthcare:

- U.S. healthcare providers remain focused on emergency response to the pandemic for the remainder of 2020 with a reduced focus on financial recovery until 2021.

Education:

- Higher education institutions face a myriad of strategic, financial and operational pressures that persist through the Fall term, exacerbating uncertainty related to the timing of a future recovery as well as revenue shortfalls and negative returns for endowments.

Across Industries:

- Demand will increase for services focused on supporting distressed businesses as clients look to raise capital, reorganize and restructure operations beginning in Q2.
- There is continued pressure for digital transformation and technology-enabled operations as businesses rethink how work gets done in a post-pandemic environment and how they engage customers in response to the evolving competitive landscape; however, extreme financial pressures delay spending.
- Clients begin recovery and delay strategy-focused projects until 2021 as they begin to consider operating in the "new normal" and in an increasingly competitive environment.

Near-term Impacts on Huron

- Significant declines in utilization for the remainder of 2020 in the Healthcare and Education segments and in our strategy-focused practices within the Business Advisory segment.
- Declines in utilization in the second half of 2020 in our ES&A (technology) practice.
- Steady utilization throughout 2020 in our Business Advisory (restructuring and turnaround) practice.

- Sales pipeline conversion and companywide utilization begins to recover in 2021 and pre-COVID-19 revenue growth expectations are not achieved until later in 2021 or 2022.

- Lost revenue during Q2 to Q4 2020 is partially offset (roughly 50% of the revenue shortfall) with the go-forward cost structure being reevaluated in light of 2021 expectations.

- Higher interest expense due to the draw down of the revolver.
- Higher effective tax rate due to lower pre-tax income.

- Net leverage ratio, as defined in our senior bank agreement, adjusted to include cash on hand, peaks above 3.0x trailing twelve month adjusted EBITDA during 2020.
- Free Cash Flow is positive over the last three quarters of 2020.

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After the near-term impact of COVID-19 subsides, significant disruption facing our clients and end markets creates opportunities for long term growth Healthcare Education Strategy Technology Operations Financial pressures on U.S. The changes required for The disruption and volatility The digital transformation The mounting pressures on healthcare providers have higher education institutions taking place in the market imperative has never been the broader economy will been exacerbated by the to compete in the “new have never been more more important as create opportunity as COVID-19 pandemic and the normal” environment are prevalent, creating conditions organizations modernize their stressed and distressed need for new strategies and acute, driving the need for that are ripe for renewed operations and meet the new businesses strive to stabilize care delivery models are greater operational efficiency strategic planning and and evolving needs of their their operations and improve viewed as an imperative and fresh strategic thinking increased innovation consumers their financial position Financial Expectations Revenue Margins Balance Sheet After emerging from the near-term financial impact We believe we will emerge from the near-term We began 2020 with a strong financial position, of the COVID-19 pandemic, we believe we will face financial impact of the COVID-19 pandemic and we believe we have sufficient balance sheet market conditions that will support the revenue positioned to continue steady adjusted EBITDA flexibility to manage our business through the near- growth rate we expected for our business prior to margin expansion toward our long-term mid-teen term scenarios provided on the previous pages. © 2020 Huron Consulting Group Inc. and affiliates. the pandemic. target. 8